EIGHTH AMENDMENT TO
WAREHOUSING CREDIT AGREEMENT

This Eighth Amendment to Warehousing Credit Agreement (this "Amendment") is made and entered into as of March __, 2004, by and among PLM Equipment Growth Fund V , a California limited partnership ("EGF V"), PLM Equipment Growth Fund VI, a California limited partnership ("EGF VI"), PLM Equipment Growth & Income Fund VII , a California limited partnership ("EGF VII"), Professional Lease Management Income Fund I, L.L.C., a Delaware limited liability company ("Income Fund I"), and Acquisub, LLC , a Delaware limited liability company ("Acquisub") (EGV V, EGF VI, EGF VII, Income Fund I, and Acquisub each individually being a "Borrower" and, collectively, the "Borrowers"), and PLM Financial Services, Inc. , a Delaware corporation and the sole general partner, in the case of EGF V, EGF VI and EGF VII, and the sole manager, in the case of Income Fund I and Acquisub ("FSI"), the banks, financial institutions and institutional lenders from time to time party to the Loan Agreement (defined below) and defined as Lenders therein ("Lenders"), and Comerica Bank ( "Bank" ), successor by merger to Imperial Bank not in its individual capacity, but solely as agent (in such capacity, the "Agent").

Recitals

A.  Borrowers requested and the Lenders agreed to extend and make loans available to Borrowers upon the terms and conditions contained in that certain Warehousing Credit Agreement dated as of April 13, 2001, by and among the Borrowers (other than EGF V), FSI, Agent, and the Lenders, as amended by that First Amendment to Warehousing Credit Agreement, dated as of December 21, 2001, by and among the Borrowers (other than EGF V), FSI, Agent and the Lenders, that Second Amendment to Warehousing Credit Agreement, dated as of April 12, 2002, by and among the Borrowers, FSI, Agent and the Lenders, that Third Amendment to Warehousing Credit Agreement, dated as of July 11, 2002, by and among the Borrowers, FSI, Agent and the Lenders, that Fourth Amendment to Warehousing Credit Agreement, dated as of March 3, 2003, by and among the Borrowers, FSI, Agent and the Lenders, that Fifth Amendment to Warehousing Credit Agreement, dated as of June 30, 2003, by and among the Borrowers, FSI, Agent and the Lenders, that Sixth Amendment to Warehousing Credit Agreement, dated as of September 30, 2003, by and among the Borrowers, FSI, Agent and the Lenders, and that Seventh Amendment to Warehousing Credit Agreement, dated as of December 31, 2003, by and among the Borrowers, FSI, Agent and the Lenders (the "Loan Agreement"). Initially capitalized terms not defined herein shall have the meanings assigned to such terms in the Loan Agreement.

B.  Borrowers and FSI have requested that the Lenders amend the Loan Agreement to reduce the Commitment of PFF Bank & Trust, and the Lenders are willing to do so on the terms and conditions set forth herein and in reliance on the representations and warranties set forth herein.

Agreement

Now, Therefore , in consideration of the foregoing recitals and the mutual covenants herein set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, and to induce Agent and the Lenders to enter into this Amendment, Borrowers, FSI, Lenders and Agent hereby agree as follows:

Section 1.  Amendment to Schedule A of the Loan Agreement. Schedule A of the Loan Agreement is deleted in its entirety and Schedule A hereto is incorporated into the Loan Agreement as Schedule A thereto.

Section 2.  Conditions Precedent. The legal effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

2.1  Executed Amendment. Agent shall have received this Amendment duly executed and delivered by FSI and each Borrower, and consented to and acknowledged by the Guarantors, and the same shall have become effective.

2.2  Material Adverse Effect . No event that has resulted or could result in a Material Adverse Effect shall have occurred since the date of the most recent financial statements delivered to Agent pursuant to Section 5.1 of the Loan Agreement, as determined by Agent in its sole discretion; and

2.3  Payment of Fees. Agent shall have received   reimbursement from Borrowers of its costs and expenses incurred (including, without limitation, its attorneys’ fees and expenses) in connection with this Amendment and the transactions contemplated hereby.

Section 3.  Limited Amendment. Each of the amendments set forth in this Amendment shall be limited precisely as written and shall not be deemed (a) to be an amendment of any other term or condition of the Loan Agreement or the other Loan Documents, to prejudice any right or remedy which Agent or any Lender may now have or may have in the future under or in connection with the Loan Agreement or the other Loan Documents or (b) to be a consent to any future amendment.

Section 4.  Representations And Warranties. Each of Borrower and FSI represents and warrants that its respective representations and warranties made in the Loan Documents continue to be true and complete in all material respects as of the date hereof after giving effect to this Amendment (except to the extent such specifically relate to another date). Each of Borrower and FSI further represents and warrants that the execution, delivery and performance of this Amendment are duly authorized, do not require the consent or approval of any governmental body or regulatory authority and are not in contravention of or in conflict with any material law or regulation or any term or provision of any other material agreement entered into by such Borrower or FSI, as applicable.

Section 5.  Governing Law. Except as otherwise expressly provided in any of the Loan Documents, in all respects, including all matters of construction, validity and performance, this Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of California applicable to contracts made and performed in such state, without regard to the principles thereof regarding conflict of laws, and any applicable laws of the United States of America.

Section 6.  Effective Date of Amendment; Full Force And Effect; Entire Agreement. This Amendment shall be deemed effective as of the date first written above. Except to the extent expressly provided in this Amendment, the terms and conditions of the Loan Agreement and the other Loan Documents shall remain in full force and effect. This Amendment and the other Loan Documents constitute and contain the entire agreement of the parties hereto and supersede any and all prior agreements, negotiations, correspondence, understandings and communications between the parties, whether written or oral, respecting the subject matter hereof or the extension of credit by the Lenders to the Borrowers and/or their affiliates.

Section 7.  Counterparts . This Amendment may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

Witness the due execution hereof by the respective duly authorized officers of the undersigned as of the date first written above.

Borrowers:                                                     PLM Equipment Growth Fund V

By PLM Financial Services, Inc.,
                                                                        Its General Partner

By _______________________________________

Its________________________________________

PLM Equipment Growth Fund VI

By PLM Financial Services, Inc.,
                                                                        Its General Partner

By _______________________________________

Its________________________________________

PLM Equipment Growth & Income Fund VII

By PLM Financial Services, Inc.,
                                                                        Its General Partner

By _______________________________________

Its________________________________________

Professional Lease Management Income Fund I, L.L.C.

By PLM Financial Services, Inc.,
                                                                        Its Manager

By _______________________________________

Its________________________________________

Acquisub, LLC

By PLM Financial Services, Inc.
                                                                        Its Manager

By _______________________________________

Its________________________________________

FSI:                                                                 PLM Financial Services, Inc.

By _______________________________________

Its________________________________________

Lenders:                                                         Comerica Bank,
                                                                        successor by merger to Imperial Bank

By _______________________________________

Its________________________________________

PFF Bank & Trust

By _______________________________________

Its________________________________________

Agent:                                                            Comerica Bank,
                                                                       successor by merger to Imperial Bank

By _______________________________________

Its________________________________________

The undersigned Guarantors under the Multiparty Guaranty dated as of April 13, 2001,as amended by Amendment No. 1 to Guaranty dated as of March 3, 2003 (the "Guaranty") hereby consent to the terms of the foregoing amendment and acknowledge that the Guaranty remains fully effective in accordance with its terms with respect to the obligations of the Borrowers under the Loan Agreement, as amended pursuant to this Amendment.

Executed as of March __, 2004.

PLM International, Inc.

By:__________________________

Its:__________________________

PLM Financial Services, Inc.

By:_________________________

Its:_________________________

PLM Transportation Equipment Corporation

By:__________________________

Its:__________________________

MILPI Holdings, LLC

By:_________________________

Its:_________________________

Schedule A

(COMMITMENTS)

                                                                        Pro Rata

Lender   Commitment    Share

Comerica Bank                                                              $5,000,000    66-2/3%

PFF Bank & Trust                                                         $2,500,000    33-1/3%